UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 12, 2018

Date of Report (Date of earliest event reported)

CRUZANI, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

00-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 1500, Atlanta, Georgia 30326

(Address of principal executive offices)

(404) 419-2253

(Registrant’s telephone number, including area code)

__________________________________________

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 8.01 Other Events.

As previously reported on September 13, 2018, on September 7, 2018, Cruzani, Inc. (the “Company”) entered into a letter of intent (the “LOI”) with Recipe Food Co. (“RFC”) for the proposed acquisition by the Company of 80% of the fully diluted shares of common stock of RFC (the “Acquisition”). This amendment is filed for the purpose of reflecting that the LOI is binding. Accordingly, the Company and RFC are bound to close the Acquisition unless the LOI is terminated by, (i) written notice by the Company, (ii) execution of a definitive agreement, or (iii) by either party if the Acquisition has not been consummated by October 31, 2018. All other aspects of the previously reported Form 8-K remain the same.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZANI, INC.

Date: September 14, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson
Chief Executive Officer

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